EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (P1)

THIS AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and among (i) OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigns, called “Oglethorpe”); (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigns, called “RMLC”); (iii) Philip Morris Capital Corporation, a corporation organized under the laws of the State of Delaware, as Owner Participant (herein, in such capacity, together with its successors and permitted assigns, called the “Owner Participant”); (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to Fleet National Bank, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the “Owner Trustee” and herein in its individual capacity, together with its successors and permitted assigns, called “Non-Georgia Trust Company”); (v) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity, except as specifically provided herein, but solely as Co-Trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the “Co-Trustee” and herein in its individual capacity, together with its successors and permitted assigns, called “Georgia Trust Company”), and (vi) UTRECHT-AMERICA FINANCE CO., a corporation organized under the laws of the State of Delaware, as the lender (herein together with its successors and permitted assigns, called the “Lender”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Participation Agreement (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, Oglethorpe, RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee and the Lender are parties to the Participation Agreement (P1), dated as of December 30, 1996 (the “Participation Agreement”);

WHEREAS, on December 31, 1996, in connection with the transactions contemplated by the Participation Agreement, Ambac Assurance Corporation, formerly known as AMBAC Indemnity Corporation (“AMBAC”), then constituting a Qualifying Surety Bond Provider, issued (a) Surety Bond (Head Lease-P1) No. SF0003BE in favor of the Head Lessee and the Owner Participant (the “AMBAC Head Lease Surety Bond”) and (b) Surety Bond (Facility Sublease-P1) No. SF0004BE in favor of the Facility Sublessor and the Facility Lessor (the

“AMBAC Sublease Surety Bond” and, together with the AMBAC Head Lease Surety Bond, the “AMBAC Surety Bonds”);

WHEREAS, subsequent to the date of issuance of the AMBAC Surety Bonds, AMBAC ceased to be a Qualifying Surety Bond Provider as a result of a downgrade in AMBAC’s long term unsecured debt rating, and, consequently, Oglethorpe was required to either replace the AMBAC Surety Bonds or find other acceptable credit enhancement as required pursuant to Section 8.5 and Section 8.6 of the Participation Agreement;

WHEREAS, in order to satisfy its obligations under Section 8.5 and Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to deliver (a) to the Head Lessee and the Owner Participant, a Qualifying Head Lease Surety Bond (as amended from time to time, the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility Lessor, a Qualifying Sublease Surety Bond (as amended from time to time, the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”);

WHEREAS, each of the AMBAC Head Lease Surety Bond and the AMBAC Sublease Surety Bond, as each may be amended, or amended and restated, from time to time, will remain in place and the Berkshire Head Lease Surety Bond and the Berkshire Sublease Surety Bond will be issued in addition; and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Surety Bonds, each of the parties hereto wishes to amend the Participation Agreement upon the terms set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Amendments to Appendix A (Definitions) to the Participation Agreement.  Appendix A to the Participation Agreement is hereby amended as follows:

(a)                                  The defined term “AMBAC Indemnity” is hereby deleted in its entirety, and the definition of “AMBAC” is hereby replaced, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(b)                                 The definition of “Excepted Payments” is hereby replaced, in its entirety, with the following language:

“Excepted Payments” shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Rent or Sublease Supplemental Rent and whether or not an Event of Default exists) payable to either Trust Company, either Trustee or the Owner Participant or to their respective Indemnitees or RMLC Indemnitees and successors and permitted assigns (other than the Lender) pursuant to Section 2.3,

11.1, 11.2, 12.1 or 12.2 of the Participation Agreement, Section 7.01 of the Trust Agreement, and any payments under the Tax Indemnity Agreement or (B) any amount payable by the Facility Lessee or the Facility Sublessee to either Trustee or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to either Trustee or the Owner Participant under insurance separately maintained by either Trustee or the Owner Participant with respect to the Facility as permitted by Section 11 of the Facility Lease or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of either Trustee or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price of the Owner Participant’s right and interest in the Beneficial Interest, (iv) the Equity Portion of Termination Value, the Equity Portion of Basic Rent, the Equity Portion of the Sublease Basic Rent and the Equity Portion of Purchase Option Price payable (A) by the Facility Lessee under the Facility Lease to the extent of amounts payable under the Qualifying Equity Funding Agreement (in each case, whether the foregoing agreement was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) or through assignment of the Surety Bonds or any Qualifying Additional Security and/or (B) by the Head Lessor under the Head Lease or the Facility Sublessee under the Facility Sublease, in each case, to the extent of amounts payable under the Surety Bonds and any Qualifying Additional Security (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), (v) any payments or distributions to either Trustee or the Owner Participant attributable to any Qualifying Equity Funding Agreement, Qualifying Additional Security, the AMBAC Head Lease Surety Bond, the AMBAC Sublease Surety Bond, the AMBAC Assignment Agreement, the Berkshire Head Lease Surety Bond, the Berkshire Sublease Surety Bond, the Berkshire Assignment Agreement, any Qualifying Surety Bond or any Qualifying Letter of Credit (in each case, whether any of the foregoing agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), (vi) any amounts payable to the Owner Participant upon exercise by it of the Special Equity Facility Lease Remedy pursuant to Section 16.1 of the Participation Agreement or the Special Equity Head Lease Remedy pursuant to Section 16.2 of the Participation Agreement and (vii) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (i) through (vi) above that constitute Excepted Payments.

(c)                                  The definition of “Operative Documents” is hereby amended by:

(i)                                     adding the phrase “the Consent, dated as of May 22, 2009, made by the Lender, the Implementation Agreement, the Berkshire Head Lease Surety Bond, the Berkshire Sublease Surety Bond, the Berkshire Assignment Agreement and the AMBAC Guaranty” after the phrase “the Subordinated Deed to Secure Debt and Security Agreement” in the fourteenth line therein; and

(ii)                                  adding at the end of such definition the following sentence:

“The Agreement Regarding Surety Bonds and the Berkshire Guaranty Agreement shall constitute Operative Documents if and only if Berkshire or a designee of Berkshire shall, by subrogation, assignment, purchase or otherwise, acquire the Owner Participant’s Beneficial Interest or the Berkshire Subrogation Interest or the rights of the Owner Participant or the Head Lessee under the Operative Documents and, at the time of such acquisition or at the time that Berkshire or any designee of Berkshire shall be committed to make such acquisition or at any time thereafter, either (A) an Event of Default or a Head Lessor Event of Default shall exist or (B) Berkshire shall have received a demand for payment under either of the Berkshire Surety Bonds.”

(d)                                 The definition of “Qualifying Head Lease Surety Bond” is hereby amended by adding the following sentence after the end thereof:

“On the Berkshire Surety Bond Date, the Berkshire Head Lease Surety Bond delivered on the Berkshire Surety Bond Date constitutes a Qualifying Head Lease Surety Bond.”

(e)                                  The definition of “Qualifying Sublease Surety Bond” is hereby amended by adding the following sentence after the end thereof:

“On the Berkshire Surety Bond Date, the Berkshire Sublease Surety Bond delivered on the Berkshire Surety Bond Date constitutes a Qualifying Sublease Surety Bond.”

(f)                                    The definition of “Subordinated Secured Parties” is hereby amended by adding the term “Berkshire,” after “AMBAC,” in the first line therein.

(g)                                 The following new definitions are added:

“Agreement Regarding Surety Bonds” shall mean the Agreement Regarding Surety Bonds (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, RMLC and Berkshire.

“AMBAC Head Lease Surety Bond” shall mean the Amended and Restated Surety Bond (Head Lease-P1) No. SF0003BE issued on May 22, 2009 by AMBAC in favor of the Head Lessee and the Owner Participant.

“AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“AMBAC Subrogation Interest” shall mean (i) AMBAC’s right to be subrogated or to an assignment, as provided in Sections 6 and 11(f) of each of the AMBAC Surety Bonds, to the right, title and interest of the Head Lessee, the Facility Lessor, the Ground Lessee, the Ground Sublessor and the Owner Participant (as the

case may be) in, to and under the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-Assignment or relating to or arising under the Operative Documents.

“AMBAC Surety Bonds” shall mean, collectively, the AMBAC Head Lease Surety Bond and the AMBAC Sublease Surety Bond.

“Amendment Agreements” shall mean the Amendment No. 2 to the Participation Agreement, the Amendment to the Facility Lease, the Amendment to the Head Lease, the Amendment to the Facility Sublease, the Amendment to the Facility Sublease Assignment Agreement, the Amendment to the Subordinated Deed to Secure Debt and Security Agreement and the Amendment to the Loan and Security Agreement.

“Amendment to the Facility Lease” shall mean the Amendment No. 1 to Facility Lease (P1), dated as of the Berkshire Surety Bond Date, between the Facility Lessor and the Facility Lessee, in substantially the form of Exhibit X to the Participation Agreement.

“Amendment to the Facility Sublease” shall mean the Amendment No. 1 to Facility Sublease (P1), dated as of the Berkshire Surety Bond Date, between the Facility Sublessor and the Facility Sublessee, in substantially the form of Exhibit Y to the Participation Agreement.

“Amendment to the Facility Sublease Assignment Agreement” shall mean the Amendment No. 1 to Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1), dated as of the Berkshire Surety Bond Date, between RMLC, as grantor, and the Co-Trustee, as secured party, in substantially the form of Exhibit Z to the Participation Agreement.

“Amendment to the Head Lease” shall mean the Amendment No. 1 to Head Lease (P1), dated as of the Berkshire Surety Bond Date, between the Head Lessor and the Head Lessee, in substantially the form of Exhibit AA to the Participation Agreement.

“Amendment to the Loan and Security Agreement” shall mean the Amendment No. 1 to Loan and Security Agreement (P1), dated as of the Berkshire Surety Bond Date, between the Co-Trustee, the Owner Trustee and the Lender, in substantially the form of Exhibit BB to the Participation Agreement.

“Amendment No. 2 to the Participation Agreement” shall mean the Amendment No. 2 to Participation Agreement (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, RMLC, the Georgia Trust Company in its individual capacity and as Co-Trustee, the Non-Georgia Trust Company in its individual capacity and as Owner Trustee, the Owner Participant and the Lender.

“Amendment to the Subordinated Deed to Secure Debt and Security Agreement” shall mean the Amendment No. 1 to Subordinated Deed to Secure Debt and Security Agreement (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, as grantor, and Berkshire, AMBAC and the Co-Trustee, as subordinated secured parties, in substantially the form of Exhibit CC to the Participation Agreement.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Additional Subrogation Interest” Berkshire’s right to be subrogated, (x) as provided in paragraphs 11(a) and 11(f) of the Berkshire Head Lease Surety Bond, to the right, title and interest of the Head Lessee and the Owner Participant in, to and under the AMBAC Head Lease Surety Bond and (y) as provided in paragraphs 11(a) and 11(f) of the Berkshire Sublease Surety Bond, to the right, title and interest of the Facility Sublessor and the Facility Lessor in, to and under the AMBAC Sublease Surety Bond.

 “Berkshire Assignment Agreement” shall mean the Berkshire Agreement for Assignment on Default (P1), dated as of the Berkshire Surety Bond Date, among the Owner Participant, the Co-Trustee, the Owner Trustee and Berkshire.

“Berkshire Guaranty Agreement” shall mean the Berkshire Guaranty Agreement (P1), dated as of the Berkshire Surety Bond Date, between Oglethorpe and Berkshire.

“Berkshire Head Lease Surety Bond” shall mean the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire in favor of the Head Lessee and the Owner Participant.

“Berkshire Sublease Surety Bond” shall mean the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire Subrogation Interest” shall mean Berkshire’s right to be subrogated or to an assignment, as provided in paragraphs 6 and 11(f) of each of the Berkshire Surety Bonds, to the right, title and interest of the Head Lessee, the Facility Lessor, the Ground Lessee, the Ground Sublessor and the Owner Participant (as the case may be) in, to and under the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, the Rocky Mountain Agreements Assignment and the Rocky Mountain Agreements Re-Assignment or relating to or arising under the Operative Documents.

“Berkshire Surety Bonds” shall mean, collectively, the Berkshire Head Lease Surety Bond and the Berkshire Sublease Surety Bond.

“Berkshire Surety Bond Date” shall mean May 22, 2009.

“Berkshire Surety Bond Documents” shall mean the Amendment Agreements, the Agreement Regarding Surety Bonds, the Berkshire Head Lease Surety Bond, the

Berkshire Sublease Surety Bond, the Berkshire Assignment Agreement, the Berkshire Guaranty Agreement and the Implementation Agreement.

“Equity Portion of Sublease Basic Rent” shall mean for any Rent Payment Date the difference between (i) Sublease Basic Rent scheduled to be paid under the Facility Sublease on such Rent Payment Date and (ii) the principal and interest scheduled to be paid on the Loan Certificate on such Rent Payment Date.

“Implementation Agreement” shall mean the Surety Bond Implementation Agreement (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, AMBAC and Berkshire.

“Surety Bonds” shall mean, collectively, the AMBAC Head Lease Surety Bond, the AMBAC Sublease Surety Bond and the Berkshire Surety Bonds (in each case, whether any of the foregoing surety bonds was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not).

“Surety Bond Provider” shall mean a Person who issued any Surety Bond or a Qualifying Surety Bond whether or not such Person is still a Qualifying Surety Bond Provider.

“Surety Bond Provider Assignment Agreement” shall mean an Agreement for Assignment on Default entered into among any Person who, at the time such agreement is executed, is a Surety Bond Provider, the Owner Participant, the Co-Trustee and the Owner Trustee, and, if applicable, acknowledged and consented to by Oglethorpe and RMLC.

(h)                                 The new and amended definitions in this Section 1 shall be effective for all purposes of each Operative Document, including each Operative Document to which Appendix A as the definitional appendix is attached.

Section 2.                                          Other Amendments to the Participation Agreement

(a)                                  Section 5.1(a) of the Participation Agreement is hereby amended by replacing the last two sentences thereof with the following:

“The parties hereto hereby acknowledge the right of AMBAC, Berkshire or any other Surety Bond Provider to purchase the Beneficial Interest in accordance with the provisions of the applicable Surety Bond Provider Assignment Agreement.  Notwithstanding such acknowledgment, any Surety Bond Provider shall assume the duties and obligations of the Owner Participant under the Operative Documents with respect to the interest being transferred pursuant to an Assumption Agreement substantially in the form of Exhibit T hereto and meet the requirements of a permitted Transferee set forth in clauses (A) (only if the Loan has not been repaid), (B) and (C) of this Section 5.1(a) in order to exercise such rights.  In addition, the parties hereto hereby acknowledge (1) Berkshire’s rights to acquire, as contemplated by the Berkshire Surety Bond Documents and subject to the terms and conditions set forth therein, the Berkshire Subrogation Interest, including, for the avoidance of doubt, with respect to the Owner Participant’s rights under Section 16.2 hereof, or the Berkshire Additional Subrogation Interest and (2) Berkshire’s rights under Section 4(c) of the Implementation Agreement.  For the avoidance of doubt, the transfer to Oglethorpe of the Beneficial Interest or the Berkshire Subrogation Interest pursuant to Section 4(c) of the Implementation Agreement, any acquisition by Berkshire of the Berkshire Subrogation Interest or the Berkshire Additional Subrogation Interest, any acquisition by AMBAC of the AMBAC Subrogation Interest, and any assignment pursuant to Section 6 of the AMBAC Surety Bonds or assignment substantially in the form of Exhibit A to a Demand for Avoided Payment pursuant to the Berkshire Surety Bonds or confirmation of transfer in the form of Attachment 2 to the AMBAC Surety Bonds or Attachment V of the Berkshire Surety Bonds, as applicable, are not subject to the restrictions of this Section 5.1.”

(b)                                 Section 8.5 of the Participation Agreement is hereby amended as follows:

(i)                                     by replacing clause (c) thereof in its entirety with the following language:

“(c) Berkshire or any Surety Bond Provider that issues a Qualifying Head Lease Surety Bond in replacement of the Berkshire Head Lease Surety Bond (whether such surety bond continues to be “qualifying” after the date of such replacement under the definitions herein or not) (i) delivers to the Owner Participant and the Co-Trustee a notice exercising its purchase option under its Surety Bond Provider Assignment Agreement and (ii) is thereafter released by the Owner Participant and the Co-Trustee pursuant thereto from all of its obligations under the Berkshire Head Lease Surety Bond or such replacement Qualifying Head Lease Surety Bond, as applicable (whether the surety bond was “qualifying” on or after the Berkshire Surety Bond Date under the definitions herein or not);”

(ii)                                  by adding a new sentence after the end thereof to read in its entirety as follows:

“Unless and until the Owner Participant and the Co-Trustee shall have issued a full and final release to Berkshire pursuant to Section 8.5-1(a)(i), the AMBAC Head Lease Surety Bond shall not be deemed to be a Qualifying Head Lease Surety Bond and Oglethorpe shall have no obligation to replace the AMBAC Head Lease Surety Bond under this Section 8.5.  Simultaneously with the provision of a replacement Qualifying Head Lease Surety Bond (other than the Berkshire Head Lease Surety Bond), Qualifying Letter of Credit, other acceptable credit enhancement or any combination thereof pursuant to and in accordance with this Section 8.5, the Owner Participant and the Co-Trustee shall at the request of Oglethorpe, deliver (A) to issuer of the surety bond being replaced, a full and final release of all of its obligations thereunder and (B) to AMBAC a full and final release of its obligations under the AMBAC Head Lease Surety Bond. ”

(c)                                  The Participation Agreement is hereby further amended by adding a new Section 8.5-1 immediately after the completion of Section 8.5:

“Section 8.5-1:  Optional Replacement/Termination of Berkshire Head Lease Surety Bond.

(a)                                  Without limiting Oglethorpe’s obligation under Section 8.5 to provide a replacement Qualifying Head Lease Surety Bond, Oglethorpe shall have the right to request that the Owner Participant and the Co-Trustee, and upon such request, the Owner Participant and the Co-Trustee shall, subject to the terms and conditions set forth in Section 8.5-1(b), deliver to Berkshire a full and final release of its obligations under the Berkshire Head Lease Surety Bond, if:

(i)                                     The claims paying ability of AMBAC is rated “AAA” by S&P and “Aaa” by Moody’s, AMBAC is not on negative credit watch with either rating agency and the Owner Participant shall have consented thereto (such consent not to be unreasonably withheld or delayed); provided, that the AMBAC Head Lease Surety Bond shall not have been terminated; or

(ii)                                  Oglethorpe provides (A) a replacement Qualifying Head Lease Surety Bond, (B) a Qualifying Letter of Credit supporting Oglethorpe’s obligations under Section 16 of the Head Lease and the Special Equity Head Lease Remedy having a maximum drawing amount from time to time equal to the Equity Exposure Amount, (C) other credit enhancement acceptable to the Owner Participant in its sole discretion or (D) a combination of the credit enhancements set forth in clauses (A), (B) and (C); provided, that no termination shall be permitted under this Section 8.5-1(a)(ii) prior to the fourth anniversary of the issuance of the Berkshire Head Lease Surety Bond without the consent of the Owner Participant; or

(iii)                               The Head Lease is terminated in accordance with its terms or otherwise and the Owner Participant and the Co-Trustee shall have been paid in full all amounts then due and payable by Oglethorpe thereunder and under the other Operative Documents, including, to the extent applicable, any termination or similar agreement to which the Owner Participant and Oglethorpe may enter into in connect therewith.

(b)                                 The Owner Participant and the Co-Trustee shall have no obligation to deliver a release to Berkshire under this Section 8.5-1 unless:

(i)                                     Berkshire is not in default in the payment of any claim that has been made under the Berkshire Head Lease Surety Bond;

(ii)                                  Oglethorpe is not in default in the payment of any amounts owed to the Owner Participant or the Co-Trustee under the Head Lease or the other Operative Documents;

(iii)                               in the case of Section 8.5-1(a)(i), Oglethorpe shall deliver a favorable opinion of counsel (which may be from in-house counsel to AMBAC) confirming that the AMBAC Head Lease Surety Bond is valid and enforceable;

(iv)                              in the case of Section 8.5-1(a)(ii), Oglethorpe shall deliver a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to the Owner Participant) covering, without limitation, (i) in the case of a Qualifying Head Lease Surety Bond, the matters set forth in the opinion of counsel to AMBAC rendered on the Closing Date in connection with the AMBAC Head Lease Surety Bond, in respect of such Qualifying Head Lease Surety Bond or (ii) in the case of a Qualifying Letter of Credit, the opinion required under Section 8.7; and

(v)                                 the Owner Participant shall be satisfied that the foregoing conditions have been satisfied by Oglethorpe or waived by the Owner Participant.

(c)                                  Upon issuance of the full and final release to Berkshire pursuant to Section 8.5-1(a), the AMBAC Head Lease Surety Bond (in the case of subsection (a)(i)) or any replacement Qualifying Head Lease Surety Bond or Qualifying Letter of Credit (in the case of subsection (a)(ii)) shall, as of such date, constitute a Qualifying Head Lease Surety Bond or Qualifying Letter of Credit and shall thereafter be subject to replacement under Section 8.5 or 8.7, as applicable.

(d)                                 Section 8.6 of the Participation Agreement is hereby amended as follows:

(i)                                     by replacing clause (c) thereof in its entirety with the following language:

“(c) Berkshire or any Surety Bond Provider that issues a Qualifying Sublease Surety Bond in replacement of the Berkshire Sublease Surety Bond (whether such surety bond continues to be “qualifying” after the date of such replacement under the definitions herein or not) (i) delivers to the Co-Trustee (as secured party under the Facility Sublease Assignment Agreement) and RMLC a notice exercising its purchase option under its Surety Bond Provider Assignment Agreement and (ii) is thereafter released by the Co-Trustee and RMLC pursuant thereto from all of its obligations under the Berkshire Sublease Surety Bond or such replacement Qualifying Sublease Surety Bond, as applicable (whether the surety bond was “qualifying” on or after the Berkshire Surety Bond Date under the definitions herein or not);”

(ii)                                  by adding a new sentence after the end thereof to read in its entirety as follows:

“Unless and until the Co-Trustee and RMLC shall have issued a full and final release to Berkshire pursuant to Section 8.6-1(a)(i), the AMBAC Sublease Surety Bond shall not be deemed to be a Qualifying Sublease Surety Bond and Oglethorpe shall have no obligation to replace the AMBAC Sublease Surety Bond under this Section 8.6.  Simultaneously with the provision of a replacement Qualifying Sublease Surety Bond (other than the Berkshire Sublease Surety

Bond), Qualifying Letter of Credit, other acceptable credit enhancement or any combination thereof pursuant to and in accordance with this Section 8.6, the Co-Trustee and RMLC shall, at the request of Oglethorpe, deliver (A) to the issuer of the surety bond being replaced, a full and complete release of all of its obligations thereunder and (B) to AMBAC a full and final release of its obligations under the AMBAC Sublease Surety Bond.”

(e)                                  Section 8.6 of the Participation Agreement is hereby further amended by adding the following paragraph, immediately after the completion of Section 8.6:

“Section 8.6-1:  Optional Replacement/Termination of Berkshire Sublease Surety Bond.

(a)                                  Without limiting Oglethorpe’s obligation under Section 8.6 to provide a replacement Qualifying Sublease Surety Bond, Oglethorpe shall have the right to request the Co-Trustee and RMLC, and upon such request, the Co-Trustee and RMLC shall, subject to the terms and conditions set forth in Section 8.6-1(b), deliver to Berkshire a full and final release of its obligations under the Berkshire Sublease Surety Bond, if:

(i)                                     The claims paying ability of AMBAC is rated “AAA” by S&P and “Aaa” by Moody’s, AMBAC is not on negative credit watch with either rating agency and the Owner Participant shall have consented thereto (such consent not to be unreasonably withheld or delayed); provided, that the AMBAC Sublease Surety Bond shall not have been terminated; or

(ii)                                  Oglethorpe provides (A) a replacement Qualifying Sublease Surety Bond, (B) a Qualifying Letter of Credit supporting Oglethorpe’s obligations under the Facility Sublease and the Special Equity Facility Lease Remedy having a maximum drawing amount from time to time equal to the Equity Exposure Amount, (C) other credit enhancement acceptable to the Owner Participant and RMLC in their sole discretion or (D) a combination of the credit enhancements set forth in clauses (A), (B) and (C); provided, that no termination shall be permitted under this Section 8.6-1(a)(ii) prior to the fourth anniversary of the issuance of the Berkshire Sublease Surety Bond without the consent of the Owner Participant; or

(iii)                               The Facility Sublease is terminated in accordance with its terms or otherwise and the Co-Trustee and RMLC shall have been paid in full all amounts then due and payable by Oglethorpe thereunder and under the other Operative Documents, including, to the extent applicable, any termination or similar agreement to which the Owner Participant and Oglethorpe may enter into in connect therewith.

(b)                                 The Co-Trustee and RMLC shall have no obligation to deliver a release to Berkshire under this Section 8.6-1 unless:

(i)                                     Berkshire is not in default in the payment of any claim that has been made under the Berkshire Sublease Surety Bond;

(ii)                                  Oglethorpe is not in default in the payment of any amounts owed to the Co-Trustee or RMLC under the Facility Sublease or the other Operative Documents;

(iii)                               in the case of Section 8.6-1(a)(i), Oglethorpe shall deliver a favorable opinion of counsel (which may be from in-house counsel to AMBAC) confirming that the AMBAC Sublease Surety Bond is valid and enforceable;

(iv)                              in the case of Section 8.6-1(a)(ii), Oglethorpe shall deliver a favorable opinion of counsel (such counsel and the form and substance of such opinion to be reasonably satisfactory to RMLC and the Owner Participant) covering, without limitation, (i) in the case of a Qualifying Sublease Surety Bond, the matters set forth in the opinion of counsel to AMBAC rendered on the Closing Date in connection with the AMBAC Sublease Surety Bond, in respect of such Qualifying Sublease Surety Bond or (ii) in the case of a Qualifying Letter of Credit, the opinion required under Section 8.7; and

(v)                                 the Owner Participant shall be satisfied that the foregoing conditions have been satisfied by Oglethorpe or waived by the Owner Participant.

(c)                                  Upon issuance of the full and final release to Berkshire pursuant to Section 8.6-1(a), the AMBAC Sublease Surety Bond (in the case of subsection (a)(i)) or any replacement Sublease Surety Bond or Qualifying Letter of Credit (in the case of subsection (a)(ii)) shall, as of such date, constitute a Qualifying Sublease Surety Bond or Qualifying Letter of Credit and shall thereafter be subject to replacement under Section 8.6 or 8.7, as applicable.

(e)                                  The first sentence of Section 16.1 of the Participation Agreement is hereby amended by inserting the following parenthetical immediately after the words “written notice to RMLC, Oglethorpe and the Lender”:

“(a copy of which notice may be delivered by the Owner Participant to Berkshire in accordance with Section 1(c) of the Berkshire Sublease Surety Bond as the “Oglethorpe Payment Demand” referred to therein)”.

(f)                                    The first sentence of Section 16.2 of the Participation Agreement is hereby amended by inserting the following parenthetical immediately after the words “written notice to RMLC, Oglethorpe and the Lender”:

“(a copy of which notice may be delivered by the Owner Participant to Berkshire in accordance with Section 1(c) of the Berkshire Head Lease Surety Bond as the “Oglethorpe Payment Demand” referred to therein)”.

Section 3.                                          Reference to Participation Agreement

Except as herein amended, the Participation Agreement shall remain in full force and effect.  As amended hereby, the Participation Agreement is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Participation Agreement made in the Participation Agreement or in any agreement, document or instrument executed and delivered in connection therewith by the parties hereto, shall mean and be a reference to the Participation Agreement, as amended hereby and by Amendment No. 1 to the Participation Agreement, dated as of June 1, 2003.

Section 4.                                          Consents to Amendment Agreements.  Each party to this Amendment hereby consents to the execution of this Amendment and the other Amendment Agreements by each other party hereto or thereto and to the performance by such other parties of their respective obligations hereunder and thereunder.

Section 5.                                          Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 6.                                          Successors and Assigns

This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.  Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

Section 7.                                          Governing Law

This Amendment has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

Section 8.                                          Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 9.                                          Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 10.                                   Limitation of Liability

(a)                                  None of the Georgia Trust Company, the Co-Trustee, the Owner Trustee, the Non-Georgia Trust Company or the Owner Participant shall have any obligation or duty to Oglethorpe or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth in this Amendment and the other Operative Documents, and neither the Co-Trustee, the Georgia Trust Company, the Owner Trustee, the Non-Georgia Trust Company, nor the Owner Participant shall be liable for performance by any other party hereto of such other party’s obligations or duties hereunder.  Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Owner Participant be liable to Oglethorpe for any action or inaction on the part of the Co-Trustee or the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Co-Trustee, unless such action or inaction is at the direction of the Owner Participant.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the limited purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under Applicable Law, and that, except as otherwise required by Applicable Law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(b)                                 Each Trust Company had entered or is entering into this Amendment and the other Operative Documents to which it is a party solely as trustee under the Trust Agreement and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall either Trust Company be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Facility Lessor hereunder or under any other Operative Document, as to all of which the other parties hereto agree to look solely to the Trust Estate; provided, however, that each Trust Company shall be liable hereunder for its own gross negligence or willful misconduct.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)

By:	/s/ Thomas A. Smith
	Name:	Thomas A. Smith
	Title:	President and Chief Executive Officer

(CORPORATE SEAL)

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Secretary

ROCKY MOUNTAIN LEASING CORPORATION

By:	/s/ Elizabeth B. Higgins
	Name:	Elizabeth B. Higgins
	Title:	President

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement

By:	/s/ Mark A. Forgetta
	Name:	Mark A. Forgetta
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Co-Trustee under the Trust Agreement

By:	/s/ Jack Ellerin
	Name:	Jack Ellerin
	Title:	Vice President

PHILIP MORRIS CAPITAL CORPORATION

By:	/s/ Alex T. Russo
	Name:	Alex T. Russo
	Title:	Vice President

UTRECHT-AMERICA FINANCE CO.

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Assistant Secretary

By:	/s/ Margaret Schaubeck
	Name:	Margaret Schaubeck
	Title:	Assistant Treasurer

EXHIBIT X

to

Participation

Agreement

Form of Amendment to the Facility Lease

This instrument, when recorded,

should be returned to:

Christopher J. Moore
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, NY  10103-0001

Cross Reference:

Book 1408

Floyd County, Georgia

AMENDMENT NO. 1 TO FACILITY LEASE  AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO FACILITY LEASE AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee”), and (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigned, called “RMLC”).  Capitalized terms used herein and not otherwise defined being used herein as defined in the Facility Lease (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, on December 30, 1996, the Co-Trustee and RMLC entered into the  Facility Lease Agreement (P1), filed for record on August 7, 1997 in Book 1408 Page 496 of the Floyd County, Georgia land records (the “Facility Lease”), pursuant to which the Co-Trustee leased to RMLC the Undivided Interest (leased to the Co-Trustee by Oglethorpe pursuant to the Head Lease) upon the terms and conditions set forth therein;

WHEREAS, pursuant to Section 8.5 and Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue and deliver (a) to the Head Lessee and the Owner Participant, a Qualifying Head Lease Surety Bond (the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility

Lessor, a Qualifying Sublease Surety Bond (the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”); and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Surety Bonds, each of the parties hereto wishes to amend the Facility Lease.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Appendix A (Definitions) to the Facility Lease

Appendix A to the Facility Lease is hereby amended as follows:

(i)            by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

                (ii)           by adding the following definitions thereto:

 “AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Surety Bond Date” shall mean May  22, 2009.

“Implementation Agreement” shall mean the Surety Bond Implementation Agreement (P1) dated as of the Berkshire Surety Bond Date among Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, AMBAC and Berkshire.

Section 2.              Other Amendments to the Facility Lease

(a)           The second sentence of Section 3.4(c) of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(b)           The first sentence of Section 5.3 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(c)           The first sentence of Section 10.1 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(d)           (i) Section 10.3(f)(4) of the Facility Lease is hereby amended by replacing the words “or AMBAC” with “, Berkshire or AMBAC”, (ii) Section 10.3(f)(5) is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC” and (iii) the last paragraph of Section 10.3 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(e)           Section 17.1(f) of the Facility Lease is hereby replaced, in its entirety, with the following language:

“if the Facility Lessor shall have sold the Facility Lessor’s Rocky Mountain Interest pursuant to paragraph (c) above, the Facility Lessor may, if it shall so elect, demand that the Facility Lessee pay to the Facility Lessor, and the Facility Lessee shall pay to the Facility Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for any periods subsequent to the date of such sale), an amount equal to (A) any unpaid Basic Rent due before the date of such sale and, (B)(i) if that date is a Rent Payment Date, the Basic Rent due on that date (to the extent payable in arrears), or, (ii) if that date is not a Rent Payment Date or a Termination Date, the daily equivalent (for the period from the previous Termination Date to the date of such sale) of Basic Rent due on the next Rent Payment Date (as if all such Basic Rent is payable and accruing in arrears with respect to the 6-month period preceding such Rent Payment Date, whether Basic Rent on such Rent Payment Date is payable in advance or in arrears), plus (C) the amount, if any, by which the Termination Value computed as of the Termination Date next preceding the date of such sale (or, if such sale occurs on a Rent Payment Date or a Termination Date, the Termination Value computed as of such date (provided that if such Termination Date is also a Rent Payment Date on which Basic Rent is payable in advance, such Termination Value shall be reduced by the amount of Basic Rent shown as advance Basic Rent opposite such date on Schedule 1 to the Facility Lease)), exceeds the net proceeds of such sale, and, upon payment of such amount, this Facility Lease and the Facility Lessee’s obligation to pay Basic Rent for any periods subsequent to the date of such payment shall terminate; or”

(f)            Section 17.1(g) of the Facility Lease is hereby replaced, in its entirety, with the following language:

(a)  The Facility Lessor may foreclose on, or to the extent permitted by the terms of the Qualifying Equity Funding Agreement, draw upon, the Qualifying Equity Funding Agreement. Any proceeds of the Qualifying Equity Funding Agreement shall be applied (as determined by the Owner Participant to the extent consistent with Applicable Law) to unpaid Rent and shall reduce the Facility Lessee’s obligations to pay Rent to the extent any such proceeds are received by the Facility Lessor.

(b)  To the extent permitted by Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code), the Facility Sublease, the Facility Sublease Assignment Agreement, and the terms, as applicable, of any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease

Surety Bond, the AMBAC Sublease Surety Bond and the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), the Facility Lessor may draw upon, foreclose upon, or realize upon any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond, or the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not).  Any proceeds of any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond, or the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) that are received by the Facility Lessor, as assignee of the Facility Lessee, shall be applied to Sublease Rent as provided therein and in the Facility Sublease, and as required by Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code).

(c)  If, as a result of the application of the amounts described in clause (2) in accordance with the provisions of clause (2), any such amounts are received as payments of Sublease Rent under the Facility Sublease by the Facility Lessor as assignee of the Facility Sublessor, such amounts shall be applied as determined by the Owner Participant to the extent consistent with the requirements of the Facility Sublease Assignment Agreement and Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code) to unpaid Rent and shall reduce the Facility Lessee’s obligations to pay Rent to the extent any such amounts are so received by the Facility Lessor.

(g)           The Facility Lease is hereby amended by adding a new Section 25-12:

“Section 25-12.  Certain Agreements Regarding Operative Documents.  RMLC agrees and acknowledges that the agreements made by RMLC under Section 4(b) of the Implementation Agreement are hereby incorporated herein by reference.”

Section 3.              Reference to Facility Lease

Except as herein amended, the Facility Lease shall remain in full force and effect.  As amended hereby, the Facility Lease is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Facility Lease in any agreement, document or instrument executed and delivered pursuant to the Facility Lease by the parties hereto, shall mean and be a reference to the Facility Lease, as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.              Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 5.              Successors and Assigns

(a)           This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)           Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

Section 6.              Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 7.              Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 8.              Counterparts

This Amendment may be executed by the parties hereto in separate counterparts, each of which, subject to Section 24 of the Facility Lease, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 9.              Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under Applicable Law, and that, except as otherwise required by Applicable Law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

ROCKY MOUNTAIN LEASING CORPORATION

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

   EXHIBIT Y

to

Participation

Agreement

Form of Amendment to the Facility Sublease

This instrument, when recorded,

should be returned to:

Christopher J. Moore
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, NY  10103-0001

Cross Reference:

Book 1408

Floyd County, Georgia

AMENDMENT NO. 1 TO FACILITY SUBLEASE AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO FACILITY SUBLEASE AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) OGLETHORPE POWER CORPORATION, (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigned, called “Oglethorpe”), and (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigned, called “RMLC”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Facility Sublease (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, on December 30, 1996, Oglethorpe and RMLC entered into the Facility Sublease Agreement (P1), filed for record on August 7, 1997 in Book 1408 Page 661 of the Floyd County, Georgia land records (the “Facility Sublease”) pursuant to which RMLC leased to Oglethorpe the Undivided Interest (leased to RMLC by the Co-Trustee pursuant to the Facility Lease) upon the terms and conditions set forth therein;

WHEREAS, pursuant to Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue a surety bond in favor of the Facility Sublessor and the Facility Lessor,  with respect to certain obligations of Oglethorpe under the Facility Sublease and the obligations of Ambac Assurance Corporation, formerly known as AMBAC Indemnity Corporation, under the Surety Bond (Facility Sublease-P1) No. SF0004BE, as may be amended, or amended and restated, from time to time; and

WHEREAS, in connection with the issuance by Berkshire of such surety bond, each of the parties hereto wishes to amend the Facility Sublease to include an additional Sublease Event of Default.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Amendments to Appendix A to the Facility Sublease

Appendix A to the Facility Sublease is hereby amended as follows:

(i)                                     by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)                                  by adding the following definitions thereto:

“AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Sublease Surety Bond” shall mean the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire in favor of the Facility Sublessor and the Facility Lessor.

“Equity Portion of Sublease Basic Rent” shall mean for any Rent Payment Date the difference between (i) Sublease Basic Rent scheduled to be paid under the Facility Sublease on such Rent Payment Date and (ii) the principal and interest scheduled to be paid on the Loan Certificate on such Rent Payment Date.

Section 2.                                          Other Amendments to the Facility Sublease

(a)                                  Section 16 of the Facility Sublease is hereby amended by adding a new clause (t) after the end thereof to read in its entirety as follows:

“(t)                              Berkshire has delivered to the Facility Lessor or the Facility Sublessor a notice of termination for the non-payment of premiums in substantially the same form as Attachment III to the Berkshire Sublease Surety Bond and Berkshire has not received payment in full of the unpaid portion of the premium within 14 days from the date of such notice of termination; provided, however, that no Facility Sublease Event of Default shall occur under this paragraph (t) if the Owner Participant notifies the Facility Lessor, the Facility Sublessor and the Lender in writing that the receipt of such notice of termination shall not constitute a Facility Sublease Event of Default.”

(b)                                 Section 17.1(e) of the Facility Sublease is hereby amended by inserting the following parenthetical immediately after the words “by written notice to the Facility Sublessee”:

“(a copy of which notice may be delivered by the Facility Lessor to Berkshire in accordance with Section 1(c)(i) of the Berkshire Sublease Surety Bond and shall constitute the “Oglethorpe Payment Demand” referred to therein)”.

(c)                                  Section 17.1(f) of the Facility Sublease is hereby replaced, in its entirety, with the following language:

“if the Facility Sublessor shall have sold the Facility Sublessor’s Rocky Mountain Interest pursuant to paragraph (c) above, the Facility Sublessor may, if it shall so elect, demand that the Facility Sublessee pay to the Facility Sublessor, and the Facility Sublessee shall pay to the Facility Sublessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Sublease Basic Rent due for any periods subsequent to the date of such sale), an amount equal to (A) any unpaid Sublease Basic Rent due before the date of such sale and, (B)(i) if that date is a Rent Payment Date, the Sublease Basic Rent due on that date (to the extent payable in arrears), or, (ii) if that date is not a Rent Payment Date or a Termination Date, the daily equivalent (for the period from the previous Termination Date to the date of such sale) of Sublease Basic Rent due on the next Rent Payment Date (as if all such Sublease Basic Rent is payable and accruing in arrears with respect to the 6-month period preceding such Rent Payment Date, whether Sublease Basic Rent on such Rent Payment Date is payable in advance or in arrears), plus (C) the amount, if any, by which the Sublease Termination Value computed as of the Termination Date next preceding the date of such sale (or, if such sale occurs on a Rent Payment Date or a Termination Date, then Sublease Termination Value computed as of such date (provided that if such Termination Date is also a Rent Payment Date on which Sublease Basic Rent is payable in advance, such Sublease Termination Value shall be reduced by the amount of Sublease Basic Rent shown as advance Sublease Basic Rent opposite such date on Schedule 2 to the Facility Sublease)), exceeds the net proceeds of such sale, and, upon payment of such amount, this Facility Sublease and the Facility Sublessee’s obligation to pay Sublease Basic Rent for any periods subsequent to the date of such payment shall terminate; or”

(d)                                 Section 17.1(g) of the Facility Sublease is hereby replaced, in its entirety, with the following language:

“the Facility Sublessor or upon an Event of Default, the Facility Lessor, as security assignee, may draw upon any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond and/or the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) and all proceeds thereof shall be applied (as determined by the Facility Sublessor, or upon an Event of Default, the Owner Participant) to the Facility Sublessee’s obligations to pay Sublease Rent and, to the extent any such proceeds received are so applied by the Facility Sublessor or the Facility Lessor, as security assignee, such proceeds shall reduce the Facility Sublessee’s obligations to pay such Sublease Rent (provided that Sublease Termination Value shall not be reduced below the unpaid balance of principal and stated accrued interest under the Loan Agreement).”

(e)                                  The Facility Sublease is hereby amended by adding a new Section 25-11:

“Section 25-11.  Certain Agreements Regarding Operative Documents.  Oglethorpe agrees and acknowledges that the agreements made by Oglethorpe under Section 4(b) of the Implementation Agreement (other than its agreements with respect to the Head Lease or any Qualifying Head Lease Surety Bond or Qualifying Letter of Credit issued in replacement therefor) are hereby incorporated herein by reference.”

Section 3.                                          Reference to Facility Sublease

Except as herein amended, the Facility Sublease shall remain in full force and effect.  As amended hereby, the Facility Sublease is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Facility Sublease made in the Facility Sublease or any agreement, document or instrument executed and delivered pursuant to the Facility Sublease by the parties hereto, shall mean and be a reference to the Facility Sublease as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.                                          Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 5.                                          Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 6.                                          Successors and Assigns

(a)                                  This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)                                 Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

Section 7.                                          Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 8.                                          Counterparts

This Amendment may be executed by the parties hereto in separate counterparts, each of which, subject to Section 24 of the Facility Sublease, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

ROCKY MOUNTAIN LEASING CORPORATION

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

   EXHIBIT Z

to

Participation

Agreement

Form of Amendment to the Facility Sublease Assignment Agreement

This instrument, when recorded,

should be returned to:

Christopher J. Moore
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, NY  10103-0001

Cross Reference:

Book 1409

Floyd County, Georgia

AMENDMENT NO. 1 TO DEED TO SECURE DEBT,

ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT  (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigned, called “RMLC”), and (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee” or the “Secured Party”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Facility Sublease Assignment Agreement (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, in connection with the transactions contemplated by the Participation Agreement, RMLC secured the payment, performance and observance of certain of its obligations under the Participation Agreement and the other Operative Documents, granting a lien, security interest and security title in favor of the Secured Party in and to the Sublease Collateral pursuant to the Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1), dated as of December 30, 1996 and filed for record on August 7, 1997 in Book 1409 Page 545 of the Floyd County, Georgia land records (the “Facility Sublease Assignment Agreement”);

WHEREAS, pursuant to Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue and deliver to the Facility Sublessor and the Facility Lessor, a Qualifying Sublease Surety Bond (the “Berkshire Sublease Surety Bond”) without releasing Surety Bond (Facility Sublease-P1) No. SF0004BE, issued on December 31, 1996 by Ambac Assurance Corporation, formerly known as AMBAC Indemnity Corporation; and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Sublease Surety Bond, each of the parties hereto wishes to amend the Facility Sublease Assignment Agreement in accordance with the terms set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Appendix A (Definitions) to the Facility Sublease Assignment Agreement

Appendix A to the Facility Sublease Assignment Agreement is hereby amended as follows:

(i)            by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)           by adding the following definitions thereto:

“AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

Section 2.              Other Amendments to the Facility Sublease Assignment Agreement

(a)           The numbered paragraph 3 of the Granting Clause of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(b)           Section 4.1(A)(i) of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(c)           Clause (b) of Section 6 of the Facility Sublease Assignment Agreement is hereby amended by inserting the words “the AMBAC Sublease Surety Bond,” prior to the words “the Qualifying Sublease Surety Bond”.

(d)           Clause (c) of Section 7 of the Facility Sublease Assignment Agreement is hereby amended and replaced in its entirety with the following:

“(c) terminate, amend or modify, or waive compliance with any term, covenant, agreement or condition of the Sublease Documents, the AMBAC Sublease Surety Bond, the Berkshire Sublease Surety Bond (or any Qualifying Sublease Surety Bond or Qualifying Letter of Credit issued in replacement of the Berkshire Sublease Surety Bond, whether such surety bond or letter of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) or Qualifying Additional Security or”.

Section 3.              Reference to Facility Sublease Assignment Agreement

Except as herein amended, the Facility Sublease Assignment Agreement shall remain in full force and effect.  As amended hereby, the Facility Sublease Assignment Agreement is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Facility Sublease Assignment Agreement made in the Facility Sublease Assignment Agreement or in any agreement, document or instrument executed and delivered by the parties hereto in connection therewith, shall mean and be a reference to the Facility Sublease Assignment Agreement, as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.              Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

Section 5.              Successors and Assigns

(a)           This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)           Except as expressly provided herein or in any other Operative Documents, RMLC may not assign its interests herein without the consent of the Secured Party.  Except as expressly provided in the Operative Documents, the Secured Party may not assign its interests herein during the Facility Sublease Term without the consent of RMLC.

Section 6.              Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 7.              Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 8.              Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 9.              Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under Applicable Law, and that, except as otherwise required by Applicable Law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

ROCKY MOUNTAIN LEASING CORPORATION

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

EXHIBIT AA

to

Participation

Agreement

Form of Amendment to the Head Lease

This instrument, when recorded,

should be returned to:

Christopher J. Moore
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, NY  10103-0001

Cross Reference:

Book 1408

Floyd County, Georgia

AMENDMENT NO. 1 TO HEAD LEASE  AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO HEAD LEASE AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) OGLETHORPE POWER CORPORATION, (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigned, called “Oglethorpe”), and (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee”).  Capitalized terms used herein and not otherwise defined being used herein as defined in the Head Lease (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, on December 30, 1996, Oglethorpe and the Co-Trustee entered into the  Rocky Mountain Head Lease Agreement (P1), filed for record August 7, 1997 in Book 1408 Page 369 of the Floyd County, Georgia land records (the “Head Lease”) pursuant to which Oglethorpe leased to the Co-Trustee the Undivided Interest upon the terms and conditions set forth therein;

WHEREAS, pursuant to Section 8.5 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue a surety bond in favor of the Head Lessee and the Owner Participant with respect to certain of the Head Lessor’s obligations under the Head Lease and under the Participation Agreement and the obligations of Ambac Assurance Corporation, formerly known as AMBAC Indemnity Corporation, under the Surety Bond (Head Lease-P1) No. SF0003BE, as may be amended, or amended and restated, from time to time; and

WHEREAS, in connection with the issuance by Berkshire of such surety bond, each of the parties hereto wishes to amend the Head Lease to include an additional Head Lessor Event of Default.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Appendix A (Definitions) to Head Lease

Appendix A to the Head Lease is hereby amended as follows:

(i)            by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)           by adding the following definitions thereto:

“AMBAC Head Lease Surety Bond” shall mean the Amended and Restated Surety Bond (Head Lease-P1) No. SF0003BE issued on May 22, 2009 by AMBAC in favor of the Head Lessee and the Owner Participant.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Head Lease Surety Bond” shall mean the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire in favor of the Head Lessee and the Owner Participant.

“Implementation Agreement” shall mean the Surety Bond Implementation Agreement (P1), dated as of the date hereof, among Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, AMBAC and Berkshire.

Section 2.              Other Amendments to Head Lease

(a)           Section 11.1 of the Head Lease is hereby amended by adding a new clause (m) after the end thereof to read in its entirety as follows:

“(m)        Berkshire has delivered to Head Lessee or the Owner Participant a notice of termination for the non-payment of premiums in substantially the same form as Attachment III to the Berkshire Head Lease Surety Bond and Berkshire has not

received payment in full of the unpaid portion of the premium within 14 days from the date of such notice of termination; provided, however, that no Head Lessor Event of Default shall occur under this paragraph (m) if the Owner Participant notifies the Head Lessee and the Lender in writing that the receipt of such notice of termination shall not constitute a Head Lessor Event of Default.”

(b)           The first sentence of Section 11.2(a) of the Head Lease is hereby amended by inserting the following parenthetical immediately after the words “Head Lessee may demand by written notice to Head Lessor” in the first line therein:

                “(a copy of which notice may be delivered by the Head Lessee to Berkshire in accordance with Section 1(c)(i) of the Berkshire Head Lease Surety Bond as the “Oglethorpe Payment Demand” referred to therein)”.

(c)           Section 11.2(a) of the Head Lease is hereby further amended by inserting the words “or the AMBAC Head Lease Surety Bond” immediately after the words “Qualifying Head Lease Surety Bond” in clause (ii) therein.

(d)           The Head Lease is hereby amended by adding a new Section 17.14:

“Section 17.14.  Certain Agreements Regarding Operative Documents.  Oglethorpe agrees and acknowledges that the agreements made by Oglethorpe under Section 4(b) of the Implementation Agreement relating to the Head Lease or any Qualifying Head Lease Surety Bond or Qualifying Letter of Credit or other credit enhancement issued in replacement therefor are hereby incorporated herein by reference.”

Section 3.              Reference to Head Lease

Except as herein amended, the Head Lease shall remain in full force and effect.  As amended hereby, the Head Lease is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Head Lease made in the Head Lease or any agreement, document or instrument executed and delivered pursuant to the Head Lease by the parties hereto, shall mean and be a reference to the Head Lease as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.              Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 5.              Successors and Assigns

(a)           This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)           Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

Section 6.              Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 7.              Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 8.              Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 9.              Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Name:
Title:

(CORPORATE SEAL)

Attest:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

EXHIBIT BB

to

Participation

Agreement

Form of Amendment to the Loan and Security Agreement

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and among (i) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to Fleet National Bank, not in its individual capacity, but solely as the Owner Trustee (the “Owner Trustee”) under the Trust Agreement, (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement (the “Co-Trustee” and, collectively with the Owner Trustee, the “Trustees”), and (iii) UTRECHT-AMERICA FINANCE CO., a corporation organized under the laws of the State of Delaware, as the lender (together with its successors and permitted assigns, the “Lender”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Participation Agreement (P1), dated as of December 30, 1996, by and among Oglethorpe Power Corporation (An Electric Membership Corporation), Rocky Mountain Leasing Corporation, Philip Morris Capital Corporation, a corporation organized under the laws of the State of Delaware (the “Owner Participant”), the Owner Trustee, the Co-Trustee and the Lender, or in Appendix A thereto, as amended by Amendment No. 1 to the Participation Agreement, dated as of June 1, 2003, and as further amended by Amendment No. 2 to the Participation Agreement, dated as of the date hereof (the “Participation Agreement”).

W I T N E S S E T H T H A T

WHEREAS, the Owner Trustee, the Co-Trustee and the Lender are parties to that certain Loan and Security Agreement (P1), dated as of December 30, 1996 (the “Loan and Security Agreement”); and

WHEREAS, pursuant to Section 6.01 of the Loan and Security Agreement, the Owner Trustee, the Co-Trustee and the Lender desire to amend the Loan and Security Agreement, as more fully described herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Amendments to Appendix A (Definitions) to Loan and Security Agreement

Appendix A to the Loan and Security Agreement is hereby amended as follows:

(i)                                   by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)                                by replacing the definition of “Excepted Payments”, in its entirety, with the following language:

“Excepted Payments” shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Rent or Sublease Supplemental Rent and whether or not an Event of Default exists) payable to either Trust Company, either Trustee or the Owner Participant or to their respective Indemnitees or RMLC Indemnitees and successors and permitted assigns (other than the Lender) pursuant to Section 2.3, 11.1, 11.2, 12.1 or 12.2 of the Participation Agreement, Section 7.01 of the Trust Agreement, and any payments under the Tax Indemnity Agreement or (B) any amount payable by the Facility Lessee or the Facility Sublessee to either Trustee or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to either Trustee or the Owner Participant under insurance separately maintained by either Trustee or the Owner Participant with respect to the Facility as permitted by Section 11 of the Facility Lease or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of either Trustee or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price of the Owner Participant’s right and interest in the Beneficial Interest, (iv) the Equity Portion of Termination Value, the Equity Portion of Basic Rent, the Equity Portion of the Sublease Basic Rent and the Equity Portion of Purchase Option Price payable (A) by the Facility Lessee under the Facility Lease to the extent of amounts payable under the Qualifying Equity Funding Agreement (in each case, whether the foregoing agreement was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) or through assignment of the Surety Bonds or any Qualifying Additional Security and/or (B) by the Head Lessor under the Head Lease or the Facility Sublessee under the Facility Sublease, in each case, to the extent of amounts payable under the Surety Bonds and any Qualifying Additional Security (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), (v) any payments or distributions to either Trustee or the Owner Participant attributable to any Qualifying Equity Funding Agreement, Qualifying Additional Security, the AMBAC Head Lease Surety Bond, the AMBAC Sublease Surety Bond, the AMBAC Assignment Agreement, the Berkshire Head Lease Surety Bond, the Berkshire

Sublease Surety Bond, the Berkshire Assignment Agreement, any Qualifying Surety Bond or any Qualifying Letter of Credit (in each case, whether any of the foregoing agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), (vi) any amounts payable to the Owner Participant upon exercise by it of the Special Equity Facility Lease Remedy pursuant to Section 16.1 of the Participation Agreement or the Special Equity Head Lease Remedy pursuant to Section 16.2 of the Participation Agreement and (vii) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (i) through (vi) above that constitute Excepted Payments.

(iii)                             by (A) adding the phrase “the Consent, dated as of May 22, 2009, made by the Lender, the Implementation Agreement, the Berkshire Head Lease Surety Bond, the Berkshire Sublease Surety Bond, the Berkshire Assignment Agreement and the AMBAC Guaranty” after the phrase “the Subordinated Deed to Secure Debt and Security Agreement” in the fourteenth line of the definition of “Operative Documents”; and (B) by adding at the end of such definition of “Operative Documents” the following sentence:

“The Agreement Regarding Surety Bonds and the Berkshire Guaranty Agreement shall constitute Operative Documents if and only if Berkshire or a designee of Berkshire shall, by subrogation, assignment, purchase or otherwise, acquire the Owner Participant’s Beneficial Interest or the Berkshire Subrogation Interest or the rights of the Owner Participant or the Head Lessee under the Operative Documents and, at the time of such acquisition or at the time that Berkshire or any designee of Berkshire shall be committed to make such acquisition or at any time thereafter, either (A) an Event of Default or a Head Lessor Event of Default shall exist or (B) Berkshire shall have received a demand for payment under either of the Berkshire Surety Bonds.”

(iv)                            by adding the following definitions thereto:

“Agreement Regarding Surety Bonds” shall mean the Agreement Regarding Surety Bonds (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, RMLC and Berkshire.

“AMBAC Head Lease Surety Bond” shall mean the Amended and Restated Surety Bond (Head Lease-P1) No. SF0003BE issued on May 22, 2009 by AMBAC in favor of the Head Lessee and the Owner Participant.

“AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Assignment Agreement” shall mean the Berkshire Agreement for Assignment on Default (P1), dated as of the Berkshire Surety Bond Date, among the Owner Participant, the Co-Trustee, the Owner Trustee and Berkshire.

“Berkshire Guaranty Agreement” shall mean the Berkshire Guaranty Agreement (P1), dated as of the Berkshire Surety Bond Date, between Oglethorpe and Berkshire.

“Berkshire Head Lease Surety Bond” shall mean the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire in favor of the Head Lessee and the Owner Participant.

“Berkshire Sublease Surety Bond” shall mean the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire Subrogation Interest” shall mean Berkshire’s right to be subrogated or to an assignment, as provided in paragraphs 6 and 11(f) of each of the Berkshire Surety Bonds, to the right, title and interest of the Head Lessee, the Facility Lessor, the Ground Lessee, the Ground Sublessor and the Owner Participant (as the case may be) in, to and under the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, the Rocky Mountain Agreements Assignment and the Rocky Mountain Agreements Re-Assignment or relating to or arising under the Operative Documents.

“Berkshire Surety Bonds” shall mean, collectively, the Berkshire Head Lease Surety Bond and the Berkshire Sublease Surety Bond.

“Berkshire Surety Bond Date” shall mean May 22, 2009.

“Implementation Agreement” shall mean the Surety Bond Implementation Agreement (P1), dated as of the Berkshire Surety Bond Date, among Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, AMBAC and Berkshire.

“Surety Bonds” shall mean, collectively, the AMBAC Head Lease Surety Bond, the AMBAC Sublease Surety Bond and the Berkshire Surety Bonds (in each case, whether any of the foregoing surety bonds was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not).

Section 2.                                          Amendments to Loan Agreement

(a)                                Section 5.05(a) of the Loan and Security Agreement is hereby amended by replacing clause (vi), in its entirety, with the following language:

“(A) make the demand for the payment of Termination Value referred to in Section 11.2(a) of the Head Lease, (B) make the demand referred to in Section 17.1(e)(ii) of the Facility Lease and exercise the remedy and apply the proceeds as set forth in Section 17.1(g) of the Facility Lease, (C) take the actions referred to in

Sections 4.1(A)(i) and (ii) and Section 4.1(B) of the Facility Sublease Assignment Agreement and (D) make the demand referred to in Section 17.1(e)(ii) of the Facility Sublease and exercise the remedy and apply the proceeds as set forth in Section 17.1(g) of the Facility Sublease;”

(b)                               Section 5.05(c) of the Loan and Security Agreement is hereby replaced, in its entirety, with the following language:

“at all times each of the Trustees, each of the Trust Companies and the Owner Participant shall have the right, to the exclusion of the Lender, to (i) exercise the rights set forth in the Operative Documents necessary to recover Excepted Payments, including the right to demand, collect, sue for or otherwise receive and enforce payment in respect of any Excepted Payments due and payable to it and give and receive notices, waivers, approvals or consents under the AMBAC Head Lease Surety Bond, AMBAC Sublease Surety Bond, AMBAC Assignment Agreement, Berkshire Head Lease Surety Bond, Berkshire Sublease Surety Bond, Berkshire Assignment Agreement, the AIG Equity Funding Agreement, any Qualifying Additional Security, any Qualifying Equity Funding Agreement, any Qualifying Surety Bonds or any Qualifying Letter of Credit   (in each case, whether any of the foregoing was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) and to grant consents and waive rights relating thereto (including, to the extent, if any, such parties have such rights under Sections 8.5 through 8.8 of the Participation Agreement, Section 7(c) of the Facility Sublease Assignment Agreement (other than with respect to the Sublease Documents) and with respect to the ratings set forth in the definitions of Qualifying Surety Bond Provider and Qualifying Letter of Credit Bank) and otherwise relating to Excepted Payments, (ii) maintain separate insurance with respect to the Undivided Interest and the Ground Interest pursuant to Section 11 of each of the Facility Lease and the Facility Sublease and (iii) perform under Section 21 of each of the Facility Lease and the Facility Sublease.”

Section 3.                                          Effect of Amendment

Except as herein amended, the Loan and Security Agreement shall remain in full force and effect.  As amended hereby, the Loan and Security Agreement is hereby ratified, approved and confirmed in all respects.  Upon the execution of this Amendment, the Loan and Security Agreement will be modified in accordance with the terms herewith and the Amendment will form a part of the Loan and Security Agreement for all purposes.

Section 4.                                          Amendments and Waivers

Any provision of this Amendment may be amended or waived if, but only if, such Amendment is in writing and is signed by each Trustee and the Lender.

Section 5.                                          Severability

The unenforceability or invalidity of any provision hereof shall not render any other provision or provisions herein contained unenforceable or invalid.  Any provision found to be unenforceable shall be severable from this Amendment.

Section 6.                                          Successors and Assigns

All covenants and agreements contained herein will be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as provided in the Loan and Security Agreement as amended hereby.

Section 7.                                          Governing Law

THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 8.                                          Counterparts

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.  This Amendment shall be effective on and as of the date first written above.

Section 9.                                          Liability of the Trustees Limited

All and each of the representations, warranties, undertakings and agreements made in the Loan and Security Agreement, as amended hereby, on the part of each Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding such Trustee personally, but are made and intended for the purpose of binding only the Trust, with all recourse being limited to the Collateral.  This Amendment is executed and delivered by each Trustee solely in the exercise of the powers expressly conferred upon it under the Trust Agreement.  Except as otherwise specifically provided in the Participation Agreement or any other Operative Document, no personal liability or responsibility is assumed by either Trustee hereunder and no such liability or responsibility shall at any time be imposed on either Trustee on account of any representation, warranty, undertaking or agreement in the Loan and Security Agreement, as amended hereby, of either Trustee either express or implied, all such personal liability, if any, being expressly waived by the Lender.  Under no circumstances shall U.S. Bank National Association be liable in its individual capacity for any representation, warranty, undertaking or agreement made by the Trustees in the Loan and Security Agreement, as amended hereby.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee

By:
Name:
Title:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT CC

to

Participation

Agreement

Form of Amendment to the Subordinated Deed to Secure Debt and Security Agreement

This instrument, when recorded,

should be returned to:

Christopher J. Moore

Orrick, Herrington & Sutcliffe LLP

666 Fifth Avenue

New York, NY  10103-0001

Cross Reference:

Book 1409

Floyd County, Georgia

AMENDMENT NO. 1 TO SUBORDINATED DEED

TO SECURE DEBT AND SECURITY AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and among (i) OGLETHORPE POWER CORPORATION, (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigned, called “Oglethorpe”), (ii) AMBAC ASSURANCE CORPORATION (formerly known as AMBAC Indemnity Corporation), a Wisconsin-domiciled stock insurance corporation (together with its successors and assigns, called “AMBAC”) and (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as successor in interest to Suntrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee” or the “Facility Lessor”, and together with AMBAC, the “Beneficiaries”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Subordinated Deed (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H T H A T

WHEREAS, in connection with the transactions contemplated by the Participation Agreement, Oglethorpe secured the payment, performance and observance of certain of its obligations under the Operative Documents and the AMBAC Guaranty to AMBAC and the Facility Lessor under the Subordinated Deed to Secure Debt and Security Agreement (P1), dated as of December 30, 1996 and filed for record on August 7, 1997 in Book 1409 Page 386 of the Floyd County, Georgia land records (the “Subordinated Deed”);

WHEREAS, the Secured Obligations are obligations such as reimbursement and indemnification obligations and not indebtedness evidenced by a note or for the payment of borrowed money and are therefore exempt from the payment of intangible recording tax under the laws of the State of Georgia;

WHEREAS, pursuant to Section 8.5 and Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire to deliver (a) to the Head Lessee and the Owner Participant, the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire (as amended from time to time, the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility Lessor, Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire (as amended from time to time, the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”);

WHEREAS, pursuant to the Berkshire Guaranty Agreement, dated as of May 22, 2009, Oglethorpe has agreed to reimburse Berkshire for any payments made under the Berkshire Surety Bonds; and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Surety Bonds, Oglethorpe has agreed to grant Berkshire a security interest in the same collateral as the Beneficiaries, and Oglethorpe and the Beneficiaries have agreed to amend the Subordinated Deed to make Berkshire a secured party thereunder.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                        Amendments to Appendix A (Definitions) to the Subordinated Deed

Appendix A to the Subordinated Deed is hereby amended as follows:

(i)                                     by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)                                  by adding the following definitions thereto:

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Guaranty Agreement” shall mean the Berkshire Guaranty Agreement (P1), dated as of May 22, 2009, by and between Oglethorpe and Berkshire.

“Berkshire Head Lease Surety Bond” shall mean the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire in favor of the Head Lessee and the Owner Participant.

“Berkshire Sublease Surety Bond” shall mean the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire Surety Bonds” shall mean, collectively, the Berkshire Head Lease Surety Bond and the Berkshire Sublease Surety Bond.

Section 2.                                        Other Amendments to the Subordinated Deed

(a)                                The seventh “WHEREAS” clause of the Subordinated Deed is hereby amended by replacing the words “Qualifying Surety Bonds” with “Surety Bonds (as defined in the AMBAC Guaranty”.

(b)                               The Subordinated Deed is hereby amended by adding the following “WHEREAS” clause after the seventh “WHEREAS” clause thereof:

“WHEREAS, pursuant to the Berkshire Guaranty Agreement, Oglethorpe has agreed to reimburse Berkshire for payments made under the Berkshire Surety Bonds and to secure such reimbursement obligation by providing a lien, security title and security interest identified in the fifth “WHEREAS” above.”

(c)                                The opening paragraph of the Granting Clause of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“To secure all of the due and punctual payment, performance and observance by Oglethorpe of all of (a) Oglethorpe’s obligations to the Facility Lessor and the Owner Participant under the Operative Documents, (b) Oglethorpe’s obligations to AMBAC under the AMBAC Guaranty, and (c) Oglethorpe’s obligations to Berkshire under the Berkshire Guaranty Agreement (items (a), (b) and (c) collectively referred to hereinafter as the “Secured Obligations”; it being acknowledged and agreed that the Secured Obligations are obligations such as reimbursement and indemnification obligations and are not indebtedness evidenced by a note or for the payment of borrowed money and are therefore exempt from the payment of intangible recording tax under the laws of the State of Georgia), Oglethorpe hereby grants, bargains, sells and conveys unto AMBAC, Berkshire and the Facility Lessor (for itself and for the benefit of the Owner Participant) (collectively, the “Subordinated Secured Parties”) all rights, title and interests of Oglethorpe in, to and under, and grants to the Subordinated Secured Parties a security interest in, each and all of the following described property, rights and privileges (such property, rights and privileges being hereinafter referred collectively, the “Subordinated Collateral”):”

(d)                               Section 2 of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“Any amounts received in respect of a sale of any of the Subordinated Collateral after a Subordinated Deed to Secure Debt Event of Default (as defined herein) shall have occurred and be continuing shall be applied or distributed ratably among (i) Berkshire (or if (x) the Berkshire Surety Bonds have been terminated and all amounts owing to Berkshire under the Berkshire Guaranty Agreement have been indefeasibly paid in full, or (y) no amounts are then owed to Berkshire under the Berkshire Guaranty Agreement, AMBAC), (ii) the Owner Participant and (iii) the Facility Lessor, pari passu, according to the Secured Obligations held by each.

Upon payment in full of the Secured Obligations, the balance, if any, of such amounts remaining shall be distributed to Oglethorpe.”

(e)                                Section 3.1 of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“The term “Subordinated Deed to Secure Debt Event of Default,” wherever used herein, shall mean the occurrence of a Head Lessor Event of Default or the failure of Oglethorpe to promptly perform any of its obligations under this Subordinated Deed to Secure Debt, the AMBAC Guaranty or the Berkshire Guaranty Agreement.”

(f)                                  Section 6.3 of the Subordinated Deed is hereby amended by adding the following contact information:

“If to Berkshire:

Berkshire Hathaway Assurance Corporation

c/o Berkshire Hathaway Group

100 First Stamford Place

Stamford, CT 06902

Attn:  General Counsel

Facsimile No.:  (203) 363 5221

with copies to:

Berkshire Hathaway Assurance Corporation

3024 Harney Street

Omaha, NE 68131

Attention:  President

Facsimile No.:  (402) 916-3237

and

Robert E. Bennett

99 Mill Lane

Norwell, MA 02061

Facsimile No.:  (781) 659-2491”

Section 3.                                        Reference to Subordinated Deed

Except as herein amended, the Subordinated Deed shall remain in full force and effect.  As amended hereby, the Subordinated Deed is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Subordinated Deed made in the Subordinated Deed or any agreement, document or instrument executed and delivered pursuant to the Subordinated Deed by the parties hereto, shall mean and be a reference to the Subordinated Deed as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.                                        Successors and Assigns

This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.  Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

Section 5.                                        Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

Section 6.                                        Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 7.                                        Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

Section 8.                                        Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by the U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and the Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Co-Trustee under the Trust Agreement

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

AMBAC ASSURANCE CORPORATION

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:
Name:
Title:

By:
Name:
Title:

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My commission expires:

[Notary Seal]

SCHEDULE TO EXHIBIT 10.1

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Amendment to Agreement	Date	Owner Participant

P2	May 22, 2009	Philip Morris Capital Corporation

F3	May 22, 2009	First Chicago Leasing Corporation

F4	May 22, 2009	First Chicago Leasing Corporation

N6	May 22, 2009	Philip Morris Capital Corporation
(transferee from NationsBanc Leasing & R.E. Corporation)